UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2013

The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

ProFibrix Acquisition

On August 5, 2013, The Medicines Company (the “Company”) completed its acquisition of all of the outstanding equity of ProFibrix B.V. (“ProFibrix”) pursuant to a share purchase agreement entered into with ProFibrix and its equityholders on June 4, 2013. The Company expects amortization of intangibles and incremental operating expenses associated with the transaction, including $4.0 million of one time deal costs, to be approximately $9.0 million to $12.0 million in the third quarter of 2013 and approximately $19.0 million to $22.0 million in the second half of 2013.  Of the $19.0 million to $22.0 million, the Company expects approximately $8.0 million to $9.0 million to be research and development expense and approximately $11.0 million to $13.0 million to be selling, general and administrative expense.  In addition, as a result of the transaction, the Company anticipates that its effective tax rate for 2013 will be approximately 55% to 60% of income before taxes due to non-deductible amortization charges related to the contingent purchase price under the share purchase agreement and foreign losses for which it will not be able to record a current benefit.  Due to the limited time since the closing of the transaction on August 5, 2013, the accounting for this business combination is incomplete and, as a result, these estimates are preliminary in nature and subject to change.

Eagle Pharmaceuticals, Inc. Arbitration and Litigation Expense

On July 19, 2013, the Company received the final award determination from the arbitration panel in its arbitration proceeding with Eagle Pharmaceuticals, Inc. (“Eagle”), with respect to the license and development agreement between the Company, Eagle and certain other parties relating to the development of a new formulation of the Company’s product, Angiomax, and to the Company’s efforts to seek and obtain regulatory approval, market and sell that new formulation.  In the final award determination, the panel deciding the matter directed that the Company pay Eagle $5.0 million and denied the remainder of Eagle’s claims for $306.0 million in damages.  The Company now anticipates that its 2013 general and administrative expense will exceed the amount assumed in its February 2013 guidance by $11.0 million as a result of the award to Eagle and increased legal expenses related to this matter.

Other Guidance Update

Based on the Company’s net revenue for the six months ended June 30, 2013, the Company now expects net revenue for the full year ended December 31, 2013 to be approximately $676.0 million to $687.0 million.  The Company continues to expect that its cost of revenue will represent approximately 37% of its net revenue for the full year ended December 31, 2013.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K about the Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including without limitation the statements in this Current Report on Form 8-K related to increased expenses in connection with the acquisition of ProFibrix, the anticipated effect of the transaction on the Company’s effective tax rate and increased general and administrative expense in connection with the Company’s arbitration proceeding with Eagle.  The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expression are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements the Company makes. Important factors that may cause or contribute to such differences include the factors set forth in the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the SEC including, without limitation, the risk factors detailed in the Company’s Quarterly Report on Form 10-Q filed on August 9, 2013. You should not place undue reliance on these forward-looking statements. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing the Company’s views as of any subsequent date.  The Company disclaims any obligation to update any forward-looking statements.

Item 8.01.  Other Events

As previously reported on a Current Report on Form 8-K, on January 4, 2013, The Company acquired Incline Therapeutics, Inc. (“Incline”) pursuant to an Agreement and Plan of Merger.  In addition, as previously reported on a Current Report on Form 8-K, on February 8, 2013, the Company’s collaboration arrangement with Bristol-Myers Squibb Company (“BMS”) became effective pursuant to the Master Transaction Agreement, dated as of December 11, 2012, between the Company and BMS. This Current Report is filed pursuant to the requirements to update financial information in connection with registration statements as required by rules and regulations promulgated by the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of Incline as of and for the years ended December 31, 2012 and 2011, and the period from December 3, 2009 (inception) through December 31, 2012 and accompanying notes and the report of Ernst & Young LLP with respect to such financial statements, as required by this Item 9.01(a), are attached as Exhibit 99.1 hereto and incorporated herein by reference.

The audited statement of net revenues and direct expenses exclusively related to Recothrom Thrombin, (topical) Recombinant (the “Recothrom Business”) for the year ended December 31, 2012 and accompanying notes and the report of Deloitte & Touche LLP with respect to such financial statements, as required by this Item 9.01(a), are attached as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma combined income statements for the six months ended June 30, 2013 and the year ended December 31, 2012, together with related explanatory notes, showing the pro forma effect on the Company’s income statements of the Company’s acquisition of Incline and the Recothrom Business and other related pro forma events are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(d) Exhibits

23.1	Consent of Ernst & Young LLP Independent Auditors for Incline
23.2	Consent of Deloitte & Touche LLP Independent Auditors for the Recothrom Business
99.1	Audited financial statements of Incline as of December 31, 2012 and 2011 and for the years then ended and the period from December 3, 2009 (date of inception) through December 31, 2012.
99.2	Audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2012.
99.3

Report of the Independent Auditors for the Recothrom Business with respect to the audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2012 (included in Exhibit 99.2)

99.4	Unaudited pro forma combined income statements of the Company for the six months ended June 30, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: August 12, 2013
	By:	/s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP Independent Auditors for Incline
23.2	Consent of Deloitte & Touche LLP Independent Auditors for the Recothrom Business
99.1	Audited financial statements of Incline as of December 31, 2012 and 2011 and for the years then ended and the period from December 3, 2009 (date of inception) through December 31, 2012.
99.2	Audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2012.
99.3

Report of the Independent Auditors for the Recothrom Business with respect to the audited statement of net revenues and direct expenses of the Recothrom Business for the year ended December 31, 2012 (included in Exhibit 99.2)

99.4	Unaudited pro forma combined income statements of the Company for the six months ended June 30, 2013 and the year ended December 31, 2012.